DSLA Mortgage Pass-Through Certificates

Series 2005-AR5

Preliminary Marketing Materials

$423,310,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: July 25, 2005

DSLA Mortgage Pass-Through Certificates

Series 2005-AR5

$423,310,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P/DBRS
1-A1A	$208,413,000	Not Marketed Hereby		Floating Rate (3)	Super Senior	Aaa/AAA/AAA
1-A1B	$52,103,000			Floating Rate (3)	Senior Mezz	Aaa/AAA/AAA
2-A1A	$253,986,000	4.04/4.21	1-158/1-480	Floating Rate (3)	Super Senior	Aaa/AAA/AAA
2-A1B	$169,324,000	4.04/4.21	1-158/1-480	Floating Rate (3)	Senior Mezz	Aaa/AAA/AAA
B-1	$26,037,000	Not Marketed Hereby		Floating Rate (7)	Subordinate	Aa2/AA+/AA (high)
B-2	$20,292,000			Floating Rate (7)	Subordinate	A2/AA-/A (high)
B-3	$14,549,000			Floating Rate (7)	Subordinate	Baa2/A/BBB
B-4	$1,914,000			Floating Rate (7)	Subordinate	Baa3/BBB/BBB (low)
X-1	Notional			Floating Rate (4)	Senior/NAS IO	Aaa/AAA/AAA
X-2	Notional			Floating Rate (5)	Senior/WAC IO	Aaa/AAA/AAA
PO (6)	$100			N/A	Senior/ PO	Aaa/AAA/AAA
R	$100			Net WAC	Senior/Residual	Aaa/AAA/AAA
B-5	$8,423,000			Floating Rate (7)	Subordinate	NR/BB/NR
B-6	$6,126,000			Floating Rate (7)	Subordinate	NR/B/NR
B-7	$4,596,973			Floating Rate (7)	Subordinate	NR/NR/NR
Total:	$765,764,173

(1)

Distributions on the Class 1-A1A, Class 1-A1B and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class 2-A1A and Class 2-A1B Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X-1, Class X-2, Class PO and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1A,  Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 11.00%.

(4)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-1-A1 Component and the X-1-A2 Component.  For any Distribution Date on or prior to the Distribution Date in January 2009, the component notional balance of the X-1-A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 1-A1A and Class 1-A1B Certificates immediately prior to such Distribution Date.  For any Distribution Date on or prior to the Distribution Date in January 2009, the component notional balance of the X-1-A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 2-A1A and Class 2-A1B Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in February 2009, the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(5)

The Class X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the certificates (other than the Class X-2 Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.

(6)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO will not receive interest distributions.

(7)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which multiples by 1.5  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Sole Underwriter:

Greenwich Capital Markets, Inc.

Insurer:

Financial Security Assurance Inc. (“FSA,” or the “Certificate Insurer”).

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-7 Certificates will not be rated.

Cut-off Date:

July 1, 2005.

Expected Pricing Date:

July [29], 2005.

Closing Date:

On or about August [10], 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2005.

Servicing Fee:

[0.375]% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class 1-A1A, Class 1-A1B Class 2-A1A and Class 2-A1B Certificates (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”), the Class PO and Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  Class 2-A1A and Class 2-A1B Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by the investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Offered Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2, Class B-3 and Class B-4 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:

On the Closing Date the aggregate principal balance of the mortgage loans is expected to be $765,764,173 (the “Mortgage Loans”).  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $291,731,794.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $474,032,378.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage 110% of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [10.70]% total subordination.

and

(ii) for the Class 1-A1B and Class 2-A1B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The Policy will guarantee the timely payment of interest and ultimate payment of principal on the Class 1-A1B and Class 2-A1B Certificates.

Shifting Interest:

Until the first Distribution Date occurring after July 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

August 2005 – July 2015

0% Pro Rata Share

August 2015 – July 2016

30% Pro Rata Share

August 2016 – July 2017

40% Pro Rata Share

August 2017 – July 2018

60% Pro Rata Share

August 2018 – July 2019

80% Pro Rata Share

August 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in August 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class PO Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Senior Certificates is equal to the weighted average of the Net Maximum Rate Caps of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 1-A1A and Class 1-A1B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 1-A1B Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the sum of (i) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 1-A1A and Class 1-A1B Certificates immediately prior to such Distribution Date, and (ii) the insurance premium rate for such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 2-A1A Certificates equal to (x) the weighted average of the Net Mortgage Rates of the  Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2-A1A and Class 2-A1B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 2-A1B Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the sum of (i) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 2-A1A and Class 2-A1B Certificates immediately prior to such Distribution Date, and (ii) the insurance premium rate for such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related interest accrual period.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the Senior and Subordinate Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Subordinate Certificates (other than the Class X-1 and Class X-2 Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X-2 Certificates).

 Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A1A and Class 1-A1B Certificates and the group 1 principal only component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 1-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1-A1B Certificates until its class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A and Class 2-A1B Certificates and the group 2 principal only component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 2-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A1B Certificates until its class principal balance has been reduced to zero.

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of (i) the Class 1-A1A and Class 1-A1B Certificates and (ii) the Class 2-A1A and Class 2-A1B Certificates.  The notional balance of the YMAs for the Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates are subject to a maximum equal to the aggregate principal balance of the related Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in January 2019.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Senior Certificates:

(i)

First, to the Class R Certificate, second, on a pro rata basis to the Class 1-A1A and Class 1-A1B Certificates, and third, to the group 1 principal-only component of the Class PO Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, on a pro rata basis to the Class 2-A1A and Class 2-A1B Certificates and, second to the group 2 principal-only component of the Class PO Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

4)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)

Class B-1 Certificates, principal allocable to such Class;

6)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)

Class B-2 Certificates, principal allocable to such Class;

8)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)

Class B-3 Certificates, principal allocable to such Class;

10)

Class B-4 Certificates, accrued and unpaid interest at the Class B-4 Certificate Interest Rate;

11)

Class B-4 Certificates, principal allocable to such Class;

12)

Class B-5, Class B-6 and Class B-7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13)

Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

14)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sensitivity Tables (%)*

Class 2-A1A to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	8.05	5.48	4.04	2.49	1.68
MDUR (yr)	6.24	4.53	3.48	2.24	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	285	208	158	102	72

Class 2-A1A to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	8.25	5.68	4.21	2.60	1.76
MDUR (yr)	6.31	4.62	3.57	2.32	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	451	346

Class 2-A1B to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	8.05	5.48	4.04	2.49	1.68
MDUR (yr)	6.24	4.53	3.48	2.24	1.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	285	208	158	102	72

Class 2-A1B to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	8.25	5.68	4.21	2.60	1.76
MDUR (yr)	6.31	4.62	3.57	2.32	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	451	346

*Includes the effects of assumed negative amortization

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates will be equal to approximately 11.00% for the second Distribution Date and thereafter until the first possible Optional Call Date.

(1)

Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)

Assumes proceeds from the related Yield Maintenance Agreement are included.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$765,764,173	$50,000	$1,495,000
Average Scheduled Principal Balance	$358,672
Number of Mortgage Loans	2,135

Weighted Average Gross Coupon	2.603%	1.000%	6.833%
Weighted Average FICO Score	711	620	818
Weighted Average Original LTV	73.63%	11.36%	95.00%

Weighted Average Original Term	422 months	360 months	480 months
Weighted Average Stated Remaining Term	422 months	358 months	480 months
Weighted Average Seasoning	0 months	0 months	3 months

Weighted Average Gross Margin	3.183%	1.850%	4.200%
Weighted Average Minimum Interest Rate	3.183%	1.850%	4.200%
Weighted Average Maximum Interest Rate	11.018%	10.950%	11.500%
Weighted Average Initial Rate Cap	N/A	N/A	N/A
Weighted Average Subsequent Rate Cap	N/A	N/A	N/A
Weighted Average Months to Roll	1 months	1 months	2 months

Maturity Date		May 1 2035	Aug 1 2045
Maximum Zip Code Concentration	1.15%	94565

ARM	100.00%	Cash Out Refinance	61.51%
		Purchase	20.22%
Negam MTA	100.00%	Rate/Term Refinance	18.27%

Not Interest Only	100.00%	Condominium	7.20%
		PUD	18.26%
Prepay Penalty: N/A	5.88%	Single Family	74.54%
Prepay Penalty: 12 months	19.19%
Prepay Penalty: 24 months	0.51%	Investor	3.51%
Prepay Penalty: 36 months	74.42%	Primary	96.19%
		Second Home	0.30%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	3.97%	California	89.37%
Express Documentation	10.30%	Arizona	3.73%
Full Documentation	3.69%	Nevada	1.70%
Lite Documentation	82.03%	New York	1.06%
		Washington	0.78%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	50,000.00	0.01%	1.450	360	11.36	743
50,000.01 - 100,000.00	25	2,169,855.56	0.28%	3.202	403	55.02	711
100,000.01 - 150,000.00	102	13,154,224.17	1.72%	2.943	403	63.60	711
150,000.01 - 200,000.00	196	34,916,102.47	4.56%	2.429	410	65.51	707
200,000.01 - 250,000.00	248	56,515,750.47	7.38%	2.754	408	67.22	710
250,000.01 - 300,000.00	260	72,139,726.87	9.42%	2.635	417	73.56	710
300,000.01 - 350,000.00	290	94,327,447.53	12.32%	2.939	419	74.58	708
350,000.01 - 400,000.00	278	105,149,528.25	13.73%	2.464	418	74.95	710
400,000.01 - 450,000.00	210	89,292,367.82	11.66%	2.528	420	75.10	714
450,000.01 - 500,000.00	184	87,558,982.77	11.43%	2.698	439	77.45	717
500,000.01 - 550,000.00	105	55,301,204.77	7.22%	2.412	427	77.06	711
550,000.01 - 600,000.00	94	54,490,447.78	7.12%	2.378	424	74.11	713
600,000.01 - 650,000.00	69	43,410,657.77	5.67%	2.266	431	76.67	703
650,000.01 - 700,000.00	23	15,592,448.24	2.04%	2.044	417	72.28	710
700,000.01 - 750,000.00	20	14,565,252.41	1.90%	2.941	425	73.08	719
750,000.01 - 800,000.00	12	9,385,439.08	1.23%	3.052	440	72.30	705
800,000.01 - 850,000.00	6	5,067,998.22	0.66%	1.915	440	68.96	716
850,000.01 - 900,000.00	2	1,720,000.00	0.22%	1.050	420	57.58	681
900,000.01 - 950,000.00	3	2,777,431.82	0.36%	2.811	440	66.94	681
950,000.01 - 1,000,000.00	2	1,996,616.93	0.26%	3.690	420	67.94	690
1,000,000.01+	5	6,182,689.60	0.81%	4.356	458	58.19	748
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1,325	480,644,538.45	62.77%	1.057	420	72.77	713
1.500 - 1.999	33	7,369,342.00	0.96%	1.550	480	60.65	724
2.000 - 2.499	118	43,539,125.29	5.69%	2.061	433	89.78	722
4.500 - 4.999	12	5,428,526.14	0.71%	4.896	412	75.46	767
5.000 - 5.499	94	42,804,066.30	5.59%	5.273	418	71.90	707
5.500 - 5.999	152	53,628,956.03	7.00%	5.822	413	72.76	719
6.000 - 6.499	383	128,630,663.84	16.80%	6.176	426	73.20	695
6.500 - 6.999	18	3,718,954.48	0.49%	6.629	441	65.04	685
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	25	7,380,678.73	0.96%	3.191	438	73.10	623
625-649	193	68,495,660.71	8.94%	3.202	412	72.82	639
650-674	353	123,571,158.42	16.14%	2.693	414	74.34	663
675-699	369	130,801,306.29	17.08%	2.691	419	74.24	687
700-724	364	135,047,726.58	17.64%	2.532	421	74.31	711
725-749	304	109,113,604.73	14.25%	2.506	419	74.60	737
750-774	291	110,859,198.33	14.48%	2.473	438	73.77	762
775-799	192	66,937,510.76	8.74%	2.157	430	71.00	785
800-824	44	13,557,327.98	1.77%	2.314	428	62.77	806
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	139	32,886,658.64	4.29%	2.422	414	41.15	736
50.00- 54.99	62	19,467,495.55	2.54%	2.796	416	52.74	724
55.00- 59.99	93	28,603,644.39	3.74%	2.722	442	57.81	721
60.00- 64.99	137	44,566,604.05	5.82%	2.939	415	62.51	713
65.00- 69.99	170	60,194,945.18	7.86%	2.630	415	67.38	707
70.00- 74.99	299	113,489,685.74	14.82%	2.851	425	72.26	708
75.00- 79.99	464	172,467,585.73	22.52%	2.522	419	76.84	699
80.00	621	238,665,811.98	31.17%	2.405	422	80.00	714
80.01- 84.99	17	6,346,847.29	0.83%	3.132	430	82.75	690
85.00- 89.99	60	22,229,830.47	2.90%	3.203	433	88.49	712
90.00- 94.99	45	17,444,716.42	2.28%	2.577	424	90.22	724
95.00- 99.99	28	9,400,347.09	1.23%	2.464	456	95.00	755
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,084	367,538,340.10	48.00%	2.528	360	73.20	706
420	2	956,927.50	0.12%	5.986	419	85.62	710
480	1,049	397,268,904.93	51.88%	2.663	480	73.99	716
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,084	367,538,340.10	48.00%	2.528	360	73.20	706
361+	1,051	398,225,832.43	52.00%	2.671	480	74.02	716
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	384	121,188,581.42	15.83%	2.632	436	69.65	723
20.01 -25.00	775	282,683,001.41	36.92%	2.489	428	72.86	710
25.01 -30.00	730	278,917,845.65	36.42%	2.593	416	75.53	709
30.01 -35.00	209	72,383,172.88	9.45%	2.730	407	76.41	708
35.01 -40.00	20	5,447,564.00	0.71%	3.795	404	76.28	707
40.01 -45.00	4	1,701,495.38	0.22%	5.482	359	65.37	677
60.01+	2	225,898.54	0.03%	4.088	359	49.75	694
None	11	3,216,613.25	0.42%	5.788	364	64.65	690
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	109	45,054,923.81	5.88%	2.187	420	75.51	717
Prepay Penalty: 12 months	348	146,977,045.13	19.19%	2.401	428	72.84	711
Prepay Penalty: 24 months	11	3,886,308.85	0.51%	2.823	407	77.05	712
Prepay Penalty: 36 months	1,667	569,845,894.74	74.42%	2.686	421	73.66	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	2,082	740,998,086.64	96.77%	2.612	422	73.52	710
Silent Second	53	24,766,085.89	3.23%	2.329	437	76.82	735
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	107	30,415,844.84	3.97%	2.447	428	73.18	717
Express Documentation	261	78,893,060.58	10.30%	2.810	414	64.74	731
Full Documentation	88	28,266,553.57	3.69%	2.859	426	74.74	700
Lite Documentation	1,679	628,188,713.54	82.03%	2.573	423	74.71	709
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,342	470,993,183.76	61.51%	2.552	420	71.23	709
Purchase	384	154,857,528.73	20.22%	2.484	427	80.49	729
Rate/Term Refinance	409	139,913,460.04	18.27%	2.904	424	74.11	700
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	190	55,135,325.51	7.20%	2.473	430	76.45	720
PUD	360	139,841,865.01	18.26%	2.474	433	73.68	712
Single Family	1,585	570,786,982.01	74.54%	2.646	419	73.34	710
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	124	26,888,530.46	3.51%	3.641	417	63.61	706
Primary	2,002	736,581,009.33	96.19%	2.567	422	73.99	711
Second Home	9	2,294,632.74	0.30%	1.928	441	75.00	737
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	116	28,540,227.30	3.73%	2.259	431	76.07	711
California	1,826	684,327,185.81	89.37%	2.637	423	73.44	712
Colorado	6	1,330,876.69	0.17%	2.367	397	71.15	713
Connecticut	8	2,471,778.28	0.32%	1.400	408	72.94	730
Hawaii	2	718,429.79	0.09%	3.259	360	73.21	685
Illinois	18	4,838,146.64	0.63%	2.103	389	79.26	706
Massachusetts	7	2,095,113.90	0.27%	3.717	393	78.79	711
Minnesota	5	1,100,452.10	0.14%	6.109	373	77.50	720
Missouri	2	371,000.00	0.05%	1.254	415	77.70	655
Nevada	52	12,996,974.53	1.70%	2.495	426	74.36	715
New Jersey	13	4,401,275.35	0.57%	1.824	360	72.32	685
New York	22	8,110,997.54	1.06%	2.354	409	75.53	693
Oregon	7	1,299,565.33	0.17%	2.286	407	74.26	742
Pennsylvania	4	566,913.06	0.07%	3.602	401	67.60	655
Rhode Island	11	2,194,603.37	0.29%	2.922	371	74.35	681
Virginia	13	4,427,416.44	0.58%	1.493	397	73.69	681
Washington	23	5,973,216.40	0.78%	2.047	433	73.65	717
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	550,000.00	0.07%	1.000	360	78.68	784
2.000 - 2.499	118	51,235,394.12	6.69%	2.156	420	76.25	748
2.500 - 2.999	361	151,233,701.64	19.75%	2.329	425	72.88	705
3.000 - 3.499	1,107	381,806,603.87	49.86%	2.253	417	73.56	723
3.500 - 3.999	539	178,820,299.09	23.35%	3.665	431	73.74	681
4.000 - 4.499	9	2,118,173.81	0.28%	6.690	465	65.54	675
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	550,000.00	0.07%	1.000	360	78.68	784
2.000 - 2.499	118	51,235,394.12	6.69%	2.156	420	76.25	748
2.500 - 2.999	361	151,233,701.64	19.75%	2.329	425	72.88	705
3.000 - 3.499	1,107	381,806,603.87	49.86%	2.253	417	73.56	723
3.500 - 3.999	539	178,820,299.09	23.35%	3.665	431	73.74	681
4.000 - 4.499	9	2,118,173.81	0.28%	6.690	465	65.54	675
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	1,018	354,170,520.60	46.25%	2.489	360	73.59	706
11.000 -11.499	1,060	398,610,688.75	52.05%	2.671	475	74.01	715
11.500 -11.999	57	12,982,963.18	1.70%	3.616	480	63.02	715
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	2,135	765,764,172.53	100.00%	2.603	422	73.63	711
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
08/01/05	2,122	760,780,958.53	99.35%	2.583	422	73.63	711
09/01/05	13	4,983,214.00	0.65%	5.627	461	73.71	694
Total	2,135	765,764,172.53	100.00%	2.603	422	73.63	711

Group I Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$291,731,794	$50,000	$570,000
Average Scheduled Principal Balance	$249,557
Number of Mortgage Loans	1,169

Weighted Average Gross Coupon	2.740%	1.000%	6.833%
Weighted Average FICO Score	709	620	818
Weighted Average Original LTV	71.11%	11.36%	95.00%

Weighted Average Original Term	415 months	360 months	480 months
Weighted Average Stated Remaining Term	415 months	358 months	480 months
Weighted Average Seasoning	0 months	0 months	3 months

Weighted Average Gross Margin	3.274%	2.050%	4.200%
Weighted Average Minimum Interest Rate	3.274%	2.050%	4.200%
Weighted Average Maximum Interest Rate	11.035%	10.950%	11.500%
Weighted Average Initial Rate Cap	N/A	N/A	N/A
Weighted Average Subsequent Rate Cap	N/A	N/A	N/A
Weighted Average Months to Roll	1 months	1 months	2 months

Maturity Date		May 1 2035	Aug 1 2045
Maximum Zip Code Concentration	0.97%	95206

ARM	100.00%	Cash Out Refinance	65.55%
		Purchase	15.01%
Negam MTA	100.00%	Rate/Term Refinance	19.43%

Not Interest Only	100.00%	Condominium	12.26%
		PUD	14.23%
Prepay Penalty: N/A	4.23%	Single Family	73.51%
Prepay Penalty: 12 months	12.50%
Prepay Penalty: 24 months	0.78%	Investor	8.65%
Prepay Penalty: 36 months	82.50%	Primary	90.73%
		Second Home	0.62%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	5.96%	California	81.77%
Express Documentation	14.37%	Arizona	5.92%
Full Documentation	5.10%	Nevada	3.33%
Lite Documentation	74.58%	New York	1.63%
		Washington	1.23%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	1	50,000.00	0.02%	1.450	360	11.36	743
50,000.01 - 100,000.00	24	2,069,855.56	0.71%	3.286	405	56.29	712
100,000.01 - 150,000.00	101	13,028,325.63	4.47%	2.912	403	63.57	711
150,000.01 - 200,000.00	196	34,916,102.47	11.97%	2.429	410	65.51	707
200,000.01 - 250,000.00	248	56,515,750.47	19.37%	2.754	408	67.22	710
250,000.01 - 300,000.00	260	72,139,726.87	24.73%	2.635	417	73.56	710
300,000.01 - 350,000.00	290	94,327,447.53	32.33%	2.939	419	74.58	708
350,000.01 - 400,000.00	38	13,801,050.85	4.73%	2.541	428	73.97	701
400,000.01 - 450,000.00	7	2,953,779.64	1.01%	2.503	412	69.75	723
450,000.01 - 500,000.00	3	1,359,755.28	0.47%	2.696	400	75.22	735
550,000.01 - 600,000.00	1	570,000.00	0.20%	1.000	360	75.00	639
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	703	174,912,283.09	59.96%	1.063	414	69.98	713
1.500 - 1.999	32	7,001,987.00	2.40%	1.550	480	60.94	722
2.000 - 2.499	55	14,670,852.49	5.03%	2.052	423	91.08	723
4.500 - 4.999	5	1,486,665.28	0.51%	4.910	380	67.99	777
5.000 - 5.499	30	8,516,002.13	2.92%	5.234	395	73.40	699
5.500 - 5.999	89	22,690,900.14	7.78%	5.835	400	67.97	717
6.000 - 6.499	237	58,734,149.69	20.13%	6.189	415	72.04	690
6.500 - 6.999	18	3,718,954.48	1.27%	6.629	441	65.04	685
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	18	4,015,314.97	1.38%	3.283	427	73.15	622
625-649	114	29,200,013.21	10.01%	3.237	406	71.92	638
650-674	203	49,771,594.59	17.06%	3.227	413	72.79	663
675-699	207	53,153,639.21	18.22%	2.813	412	71.58	687
700-724	180	44,367,051.12	15.21%	2.531	408	71.39	712
725-749	168	42,529,220.92	14.58%	2.693	417	72.45	736
750-774	142	36,308,483.14	12.45%	2.419	425	70.64	762
775-799	108	25,604,018.43	8.78%	1.990	420	67.10	785
800-824	29	6,782,458.71	2.32%	2.332	432	57.77	806
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	120	23,382,299.15	8.01%	2.377	412	40.48	742
50.00- 54.99	46	10,341,051.79	3.54%	2.740	402	52.38	723
55.00- 59.99	66	16,018,618.72	5.49%	2.651	429	57.80	711
60.00- 64.99	94	21,918,069.11	7.51%	2.901	416	62.46	708
65.00- 69.99	101	25,533,120.96	8.75%	2.801	404	67.52	697
70.00- 74.99	160	40,526,588.69	13.89%	3.198	413	72.00	702
75.00- 79.99	233	61,610,668.73	21.12%	2.600	414	76.82	696
80.00	278	73,445,062.47	25.18%	2.622	418	80.00	714
80.01- 84.99	5	1,068,733.10	0.37%	5.223	381	83.84	683
85.00- 89.99	29	7,866,586.73	2.70%	3.472	417	88.36	700
90.00- 94.99	19	5,084,376.85	1.74%	2.434	411	90.00	713
95.00- 99.99	18	4,936,618.00	1.69%	2.071	445	95.00	748
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	648	158,089,347.45	54.19%	2.772	360	70.72	705
480	521	133,642,446.85	45.81%	2.702	480	71.57	713
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	648	158,089,347.45	54.19%	2.772	360	70.72	705
361+	521	133,642,446.85	45.81%	2.702	480	71.57	713
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	266	62,296,145.44	21.35%	2.770	428	67.43	720
20.01 -25.00	401	102,783,135.87	35.23%	2.449	418	70.27	712
25.01 -30.00	346	88,601,234.43	30.37%	2.810	410	73.64	700
30.01 -35.00	128	31,559,099.32	10.82%	3.009	395	74.56	704
35.01 -40.00	15	3,313,912.16	1.14%	4.206	404	73.84	703
40.01 -45.00	3	703,878.45	0.24%	4.346	359	66.57	743
None	10	2,474,388.63	0.85%	5.684	365	61.69	675
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	48	12,330,856.78	4.23%	2.616	418	74.53	719
Prepay Penalty: 12 months	141	36,467,347.55	12.50%	2.292	423	70.14	713
Prepay Penalty: 24 months	8	2,267,246.76	0.78%	3.367	412	74.95	702
Prepay Penalty: 36 months	972	240,666,343.21	82.50%	2.808	413	71.05	708
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	1,159	288,950,406.21	99.05%	2.742	414	71.10	709
Silent Second	10	2,781,388.09	0.95%	2.470	448	72.19	708
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	82	17,373,471.69	5.96%	3.193	420	71.48	709
Express Documentation	182	41,913,575.33	14.37%	2.797	409	63.07	729
Full Documentation	61	14,871,913.84	5.10%	3.102	421	73.57	698
Lite Documentation	844	217,572,833.44	74.58%	2.668	415	72.46	706
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	765	191,243,992.21	65.55%	2.655	412	68.98	707
Purchase	168	43,794,965.61	15.01%	2.808	422	79.46	726
Rate/Term Refinance	236	56,692,836.48	19.43%	2.975	419	71.84	702
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	146	35,755,022.48	12.26%	2.483	433	75.30	722
PUD	174	41,519,729.69	14.23%	2.548	420	72.16	715
Single Family	849	214,457,042.13	73.51%	2.820	410	70.21	705
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	119	25,230,403.64	8.65%	3.631	416	63.44	703
Primary	1,042	264,702,257.92	90.73%	2.659	414	71.80	709
Second Home	8	1,799,132.74	0.62%	2.184	463	77.09	726
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	93	17,259,457.30	5.92%	2.051	424	75.41	709
California	915	238,545,530.15	81.77%	2.796	416	70.29	710
Colorado	6	1,330,876.69	0.46%	2.367	397	71.15	713
Connecticut	7	1,472,778.28	0.50%	1.604	360	74.01	717
Hawaii	2	718,429.79	0.25%	3.259	360	73.21	685
Illinois	15	3,306,438.17	1.13%	1.844	380	79.84	695
Massachusetts	6	1,557,366.12	0.53%	2.986	384	74.92	698
Minnesota	4	702,018.77	0.24%	6.152	382	76.08	709
Missouri	2	371,000.00	0.13%	1.254	415	77.70	655
Nevada	45	9,701,474.53	3.33%	2.984	426	73.90	717
New Jersey	10	2,459,355.35	0.84%	2.474	360	72.79	689
New York	15	4,764,704.55	1.63%	2.778	392	74.50	679
Oregon	7	1,299,565.33	0.45%	2.286	407	74.26	742
Pennsylvania	4	566,913.06	0.19%	3.602	401	67.60	655
Rhode Island	11	2,194,603.37	0.75%	2.922	371	74.35	681
Virginia	8	1,878,516.44	0.64%	2.162	448	73.20	696
Washington	19	3,602,766.40	1.23%	2.707	447	74.81	722
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	45	12,189,196.15	4.18%	2.343	419	76.35	752
2.500 - 2.999	150	39,283,760.64	13.47%	2.181	418	70.51	711
3.000 - 3.499	636	158,715,410.42	54.40%	2.290	409	70.46	720
3.500 - 3.999	329	79,425,253.28	27.23%	3.870	423	72.05	680
4.000 - 4.499	9	2,118,173.81	0.73%	6.690	465	65.54	675
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	45	12,189,196.15	4.18%	2.343	419	76.35	752
2.500 - 2.999	150	39,283,760.64	13.47%	2.181	418	70.51	711
3.000 - 3.499	636	158,715,410.42	54.40%	2.290	409	70.46	720
3.500 - 3.999	329	79,425,253.28	27.23%	3.870	423	72.05	680
4.000 - 4.499	9	2,118,173.81	0.73%	6.690	465	65.54	675
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	583	144,659,780.17	49.59%	2.682	360	71.32	706
11.000 -11.499	532	135,271,177.77	46.37%	2.736	468	71.64	712
11.500 -11.999	54	11,800,836.36	4.05%	3.502	480	62.49	712
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	1,169	291,731,794.30	100.00%	2.740	415	71.11	709
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
08/01/05	1,161	289,734,734.30	99.32%	2.719	414	71.07	709
09/01/05	8	1,997,060.00	0.68%	5.762	468	77.35	685
Total	1,169	291,731,794.30	100.00%	2.740	415	71.11	709

Group II Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$474,032,378	$100,000	$1,495,000
Average Scheduled Principal Balance	$490,717
Number of Mortgage Loans	966

Weighted Average Gross Coupon	2.518%	1.000%	6.383%
Weighted Average FICO Score	712	623	813
Weighted Average Original LTV	75.18%	27.65%	95.00%

Weighted Average Original Term	427 months	360 months	480 months
Weighted Average Stated Remaining Term	427 months	358 months	480 months
Weighted Average Seasoning	0 months	0 months	2 months

Weighted Average Gross Margin	3.127%	1.850%	3.750%
Weighted Average Minimum Interest Rate	3.127%	1.850%	3.750%
Weighted Average Maximum Interest Rate	11.007%	10.950%	11.500%
Weighted Average Initial Rate Cap	N/A	N/A	N/A
Weighted Average Subsequent Rate Cap	N/A	N/A	N/A
Weighted Average Months to Roll	1 months	1 months	2 months

Maturity Date		May 1 2035	Aug 1 2045
Maximum Zip Code Concentration	1.28%	94565

ARM	100.00%	Cash Out Refinance	59.01%
		Purchase	23.43%
Negam MTA	100.00%	Rate/Term Refinance	17.56%

Not Interest Only	100.00%	Condominium	4.09%
		PUD	20.74%
Prepay Penalty: N/A	6.90%	Single Family	75.17%
Prepay Penalty: 12 months	23.31%
Prepay Penalty: 24 months	0.34%	Investor	0.35%
Prepay Penalty: 36 months	69.44%	Primary	99.55%
		Second Home	0.10%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	2.75%	California	94.04%
Express Documentation	7.80%	Arizona	2.38%
Full Documentation	2.83%	New York	0.71%
Lite Documentation	86.62%	Nevada	0.70%
		Virginia	0.54%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	1	100,000.00	0.02%	1.450	360	28.57	689
100,000.01 - 150,000.00	1	125,898.54	0.03%	6.183	359	66.58	698
350,000.01 - 400,000.00	240	91,348,477.40	19.27%	2.453	417	75.10	711
400,000.01 - 450,000.00	203	86,338,588.18	18.21%	2.529	420	75.29	713
450,000.01 - 500,000.00	181	86,199,227.49	18.18%	2.698	439	77.49	717
500,000.01 - 550,000.00	105	55,301,204.77	11.67%	2.412	427	77.06	711
550,000.01 - 600,000.00	93	53,920,447.78	11.37%	2.392	424	74.10	714
600,000.01 - 650,000.00	69	43,410,657.77	9.16%	2.266	431	76.67	703
650,000.01 - 700,000.00	23	15,592,448.24	3.29%	2.044	417	72.28	710
700,000.01 - 750,000.00	20	14,565,252.41	3.07%	2.941	425	73.08	719
750,000.01 - 800,000.00	12	9,385,439.08	1.98%	3.052	440	72.30	705
800,000.01 - 850,000.00	6	5,067,998.22	1.07%	1.915	440	68.96	716
850,000.01 - 900,000.00	2	1,720,000.00	0.36%	1.050	420	57.58	681
900,000.01 - 950,000.00	3	2,777,431.82	0.59%	2.811	440	66.94	681
950,000.01 - 1,000,000.00	2	1,996,616.93	0.42%	3.690	420	67.94	690
1,000,000.01+	5	6,182,689.60	1.30%	4.356	458	58.19	748
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	622	305,732,255.36	64.50%	1.054	424	74.37	713
1.500 - 1.999	1	367,355.00	0.08%	1.550	480	55.22	765
2.000 - 2.499	63	28,868,272.80	6.09%	2.065	438	89.12	722
4.500 - 4.999	7	3,941,860.86	0.83%	4.890	424	78.27	763
5.000 - 5.499	64	34,288,064.17	7.23%	5.283	424	71.52	709
5.500 - 5.999	63	30,938,055.89	6.53%	5.812	423	76.27	720
6.000 - 6.499	146	69,896,514.15	14.75%	6.166	436	74.18	700
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	7	3,365,363.76	0.71%	3.080	450	73.05	623
625-649	79	39,295,647.50	8.29%	3.175	417	73.49	639
650-674	150	73,799,563.83	15.57%	2.333	414	75.39	663
675-699	162	77,647,667.08	16.38%	2.607	425	76.07	686
700-724	184	90,680,675.46	19.13%	2.532	427	75.74	711
725-749	136	66,584,383.81	14.05%	2.386	420	75.97	737
750-774	149	74,550,715.19	15.73%	2.500	445	75.29	762
775-799	84	41,333,492.33	8.72%	2.260	435	73.42	785
800-824	15	6,774,869.27	1.43%	2.297	423	67.77	805
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	19	9,504,359.49	2.01%	2.534	420	42.81	722
50.00- 54.99	16	9,126,443.76	1.93%	2.860	432	53.14	726
55.00- 59.99	27	12,585,025.67	2.65%	2.814	457	57.83	735
60.00- 64.99	43	22,648,534.94	4.78%	2.975	414	62.55	719
65.00- 69.99	69	34,661,824.22	7.31%	2.504	424	67.28	714
70.00- 74.99	139	72,963,097.05	15.39%	2.658	432	72.40	712
75.00- 79.99	231	110,856,917.00	23.39%	2.479	422	76.85	700
80.00	343	165,220,749.51	34.85%	2.308	424	80.00	714
80.01- 84.99	12	5,278,114.19	1.11%	2.709	440	82.53	692
85.00- 89.99	31	14,363,243.74	3.03%	3.057	441	88.56	719
90.00- 94.99	26	12,360,339.57	2.61%	2.636	429	90.32	728
95.00- 99.99	10	4,463,729.09	0.94%	2.899	469	95.00	762
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	436	209,448,992.65	44.18%	2.345	360	75.08	706
420	2	956,927.50	0.20%	5.986	419	85.62	710
480	528	263,626,458.08	55.61%	2.643	480	75.22	717
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	436	209,448,992.65	44.18%	2.345	360	75.08	706
361+	530	264,583,385.58	55.82%	2.655	479	75.25	717
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	118	58,892,435.98	12.42%	2.485	446	72.00	725
20.01 -25.00	374	179,899,865.54	37.95%	2.512	433	74.34	708
25.01 -30.00	384	190,316,611.22	40.15%	2.492	418	76.42	713
30.01 -35.00	81	40,824,073.56	8.61%	2.514	416	77.84	712
35.01 -40.00	5	2,133,651.84	0.45%	3.157	405	80.07	714
40.01 -45.00	1	997,616.93	0.21%	6.283	359	64.52	631
60.01+	2	225,898.54	0.05%	4.088	359	49.75	694
None	1	742,224.62	0.16%	6.133	359	74.50	740
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	61	32,724,067.03	6.90%	2.025	421	75.88	716
Prepay Penalty: 12 months	207	110,509,697.58	23.31%	2.437	429	73.73	711
Prepay Penalty: 24 months	3	1,619,062.09	0.34%	2.062	401	80.00	726
Prepay Penalty: 36 months	695	329,179,551.53	69.44%	2.596	426	75.57	713
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	923	452,047,680.43	95.36%	2.528	426	75.07	711
Silent Second	43	21,984,697.80	4.64%	2.311	436	77.40	738
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	25	13,042,373.15	2.75%	1.452	439	75.45	728
Express Documentation	79	36,979,485.25	7.80%	2.824	420	66.64	733
Full Documentation	27	13,394,639.73	2.83%	2.590	432	76.03	703
Lite Documentation	835	410,615,880.10	86.62%	2.522	427	75.91	710
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	577	279,749,191.55	59.01%	2.482	425	72.76	710
Purchase	216	111,062,563.12	23.43%	2.356	430	80.89	730
Rate/Term Refinance	173	83,220,623.56	17.56%	2.856	428	75.66	698
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	44	19,380,303.03	4.09%	2.454	424	78.59	716
PUD	186	98,322,135.32	20.74%	2.443	438	74.32	711
Single Family	736	356,329,939.88	75.17%	2.542	424	75.23	713
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	5	1,658,126.82	0.35%	3.803	445	66.11	740
Primary	960	471,878,751.41	99.55%	2.515	427	75.22	712
Second Home	1	495,500.00	0.10%	1.000	360	67.41	775
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	23	11,280,770.00	2.38%	2.577	440	77.08	714
California	911	445,781,655.66	94.04%	2.552	427	75.13	713
Connecticut	1	999,000.00	0.21%	1.100	480	71.36	748
Illinois	3	1,531,708.47	0.32%	2.661	410	78.02	731
Massachusetts	1	537,747.78	0.11%	5.833	419	90.00	749
Minnesota	1	398,433.33	0.08%	6.033	359	80.00	740
Nevada	7	3,295,500.00	0.70%	1.055	426	75.69	708
New Jersey	3	1,941,920.00	0.41%	1.000	360	71.73	680
New York	7	3,346,292.99	0.71%	1.750	432	77.01	713
Virginia	5	2,548,900.00	0.54%	1.000	360	74.05	669
Washington	4	2,370,450.00	0.50%	1.042	411	71.88	710
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	550,000.00	0.12%	1.000	360	78.68	784
2.000 - 2.499	73	39,046,197.97	8.24%	2.097	421	76.21	746
2.500 - 2.999	211	111,949,941.00	23.62%	2.381	427	73.71	703
3.000 - 3.499	471	223,091,193.45	47.06%	2.226	423	75.76	725
3.500 - 3.999	210	99,395,045.81	20.97%	3.501	437	75.09	682
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	1	550,000.00	0.12%	1.000	360	78.68	784
2.000 - 2.499	73	39,046,197.97	8.24%	2.097	421	76.21	746
2.500 - 2.999	211	111,949,941.00	23.62%	2.381	427	73.71	703
3.000 - 3.499	471	223,091,193.45	47.06%	2.226	423	75.76	725
3.500 - 3.999	210	99,395,045.81	20.97%	3.501	437	75.09	682
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	435	209,510,740.43	44.20%	2.356	360	75.15	706
11.000 -11.499	528	263,339,510.98	55.55%	2.637	479	75.23	717
11.500 -11.999	3	1,182,126.82	0.25%	4.750	479	68.29	742
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
N/A	966	474,032,378.23	100.00%	2.518	427	75.18	712
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
08/01/05	961	471,046,224.23	99.37%	2.499	426	75.20	713
09/01/05	5	2,986,154.00	0.63%	5.536	456	71.28	699
Total	966	474,032,378.23	100.00%	2.518	427	75.18	712